SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : May 15, 2001

MELLON AUTO RECEIVABLES CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated December 1, 2000, which forms Mellon Auto Grantor Trust 2000-2, which will issue Asset-Backed Certificates).

                     MELLON AUTO RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-65271-04              25-1831621
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


One Mellon Bank Center, Room 0410
Pittsburgh, PA                                                   15258
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (412) 236-6559

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 7
                                                 consecutively numbered pages.

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Item 5.    Other Events.

     This report and the attached exhibits are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative ___ means of satisfying the ___ Registrant's ___ reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mellon Auto Grantor Trust 2000-2. The Trust's Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2000 ( the "Agreement"), among Mellon Auto Receivables Corporation, as depositor, Mellon Bank, as servicer and seller, Wells Fargo Bank Minnesota, National Association, as trustee, and The Chase Manhattan Bank, as collateral agent. On May 15, 2001 distribution was made to the Certificateholders.
Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on May 15, 2001, as Exhibit
                 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK, not in its
                                     individual capacity but solely as
                                     Collateral Agent under the Agreement
                                     referred to herein



Date:    May 23, 2001                By:  /s/ Patricia M.F. Russo
                                        Patricia M. F. Russo
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         May 15, 2001.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on May 15, 2001

                                               MELLON BANK AUTO LOAN TRUST
                                                      SERIES 2000-2
                                             STATEMENT TO CERTIFICATEHOLDERS
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


         PERIOD 5                                                                                  PAGE # 1
 DETERMINATION: 08-May-01                                                                       Beginning 04/01/2001
  DISTRIBUTION: 15-May-01                                                                          Ending 04/30/2001
                                             CLASS A      6.39% ASSET BASED CERTIFICATES
                                             CLASS B      6.67% ASSET BASED CERTIFICATES



                     ORIG PRINCIPAL     BEG PRINCIPAL         PRINCIPAL         INTEREST         TOTAL               END PRINCIPAL
                        BALANCE             BALANCE           DISTRIBUTION      DISTRIBUTION     DISTRIBUTION          BALANCE

CLASS A             $211,072,000.00    $190,108,468.87      $5,491,587.27     $1,012,327.60    $6,503,914.87       $184,616,881.60
CLASS B               $6,529,029.42      $5,880,570.54        $169,869.69        $32,686.17      $202,555.86         $5,710,700.85
CERTIFICATE TOTALS  $217,601,029.42    $195,989,039.41      $5,661,456.96     $1,045,013.77    $6,706,470.73       $190,327,582.45




                   FACTOR INFORMATION PER $1,000

                         PRINCIPAL      INTEREST     END PRINCIPAL
                       DISTRIBUTION   DISTRIBUTION      BALANCE

CLASS A               26.017601908    4.796124545    874.663060946
CLASS B               26.017602169    5.006283154    874.663059797
CERTIFICATE TOTALS    26.017601916    4.802430268    874.663060912

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW





                       Jennifer Richardson
                       The Chase Manhattan Bank
                       450 West 33rd Street, 15th Floor
                       New York, New York 10001

                                               MELLON BANK AUTO LOAN TRUST
                                                      SERIES 2000-2
                                             STATEMENT TO CERTIFICATEHOLDERS


         PERIOD 5                                                                                  PAGE # 2
 DETERMINATION: 08-May-01                                                                       Beginning 04/01/2001
  DISTRIBUTION: 15-May-01                                                                          Ending 04/30/2001


                                                                                                per $1000
             I. Servicing Fee                                                    $81,662.10     0.37528361

            II. Pool Balance at the end of the Collection Period            $190,327,582.45

           III. Repurchase Amounts for Repurchased Receivable
                               By Seller                                           $ -
                               By Servicer                                         $ -
                               TOTAL                                               $ -

            IV. Realized Net Losses for Collection Period                       $114,677.97

             V. Reserve Account Balance after Disbursement                    $7,613,103.30

            VI. Specified Reserve Account  Balance                            $7,613,103.30

           VII. Total Distribution Amount
                               Servicing Fee                                     $81,662.10
                               Certificateholders' Distribution Amount        $6,706,470.73
                               Deposit to Reserve Account                       $307,692.44


          VIII. Certificateholders' Distributable Amount

                Principal        Interest        Total     Prin(per$1000/orig)   Int(per$1000/orig)      Total(per$1000/orig)

CLASS A      $5,491,587.27    $1,012,327.60 $6,503,914.87     26.01760191           4.796124545              30.81372645
CLASS B        $169,869.69       $32,686.17   $202,555.86     26.0176022            5.006283154              31.02388532
Total        $5,661,456.96    $1,045,013.77 $6,706,470.73     26.01760192           4.802430268              30.82003218


            IX. Reserve Fund Transfer Amount                                     $307,692.44

                Advance Summary for Collection Period
             X. A.  Unreimbursed Advances for the Period                         $243,605.00
                B.  Unreimbursed Advances for the Previous Period                $227,399.90
                C.  Change from the Previous Period                               $16,205.10

                D.  Reimbursed Advance from the Collection                        $48,925.11
                E.  Reimbursed Advance from Liquidation Proceeds                        $ -
                F.  Reimbursed Advance from Reserve Account Withdrawals                 $ -

                G. Actuarial Advances (P & I) for the Period                      $73,582.75
                H. Actuarial Advances (P & I) for the Previous Perid              $45,102.73
                I. Change from Previous Period                                    $28,480.02

            XI. Actuarial Payahead Summary for the Collection Period
                A.  Payaheads for the Period                                     $319,702.76
                B.  Payaheads for the Previous Period                            $382,055.52
                C.  Change from the Previous Period                              $(62,352.76)

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